UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2015

Sarepta Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14895	93-0797222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street

Suite 415

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 274-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 31, 2015, Sarepta Therapeutics, Inc. (the “Company”) issued a press release announcing that Christopher Garabedian had tendered his resignation from the Board of Directors (the “Board”) of the Company and from his position as President and Chief Executive Officer of the Company, effective immediately. There were no known disagreements between Mr. Garabedian and the Company or any officer or director of the Company that led to Mr. Garabedian’s resignation. Following Mr. Garabedian’s resignation, the Board decreased the authorized number of directors from seven to six, and thereby eliminated the vacancy left as a result of Mr. Garabedian’s departure.

(c) On March 31, 2015, the Company also announced via press release the appointment of Edward M. Kaye, M.D., currently the Company’s Senior Vice President and Chief Medical Officer, to serve as the Company’s Chief Executive Officer on an interim basis, effective immediately. Dr. Kaye will also continue to serve as the Company’s Chief Medical Officer while the Company conducts a search for a new full-time Chief Executive Officer.

Dr. Kaye, age 65, has served as the Company’s Senior Vice President and Chief Medical Officer since June 2011. From April 2007 to June 2011, Dr. Kaye was Group Vice President of Clinical Development at Genzyme Corporation, a biotechnology company, where he supervised clinical development programs for rare diseases, including lysosomal storage diseases and genetic neurological disorders. Prior to this, Dr. Kaye held various roles at Genzyme Corporation since 2001, including Vice President of Medical Affairs for Lysosomal Storage Diseases, Vice President of Clinical Research and Interim Head of PGH Global Medical Affairs. Dr. Kaye serves as a Neurological Consultant at Children’s Hospital of Boston and on the editorial boards of a number of journals including the Journal of Child Neurology. Dr. Kaye also serves on the Medical/Scientific Advisory Boards of the United Leukodystrophy Foundation, Spinal Muscular Atrophy Foundation, CureCMD, CureDuchenne, and the Prize4Life.

No new compensatory or severance arrangements were entered into in connection with Dr. Kaye’s appointment as interim Chief Executive Officer of the Company.

The Company’s press release relating to Mr. Garabedian’s resignation and Dr. Kaye’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release dated March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sarepta Therapeutics, Inc.

By:	/s/ Sandesh Mahatme
Sandesh Mahatme
Senior Vice President, Chief Financial and Chief Accounting Officer

Date: April 2, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated March 31, 2015.